SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a party other than the Registrant        ☐
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☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☐           Definitive Additional Materials
☒           Soliciting Material Pursuant to section 240.14a-12

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Name of Registrant as Specified in Its Charter)

Registrant
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)          Title of each class of securities to which transaction applies:
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Harris Names Tom Bolger President in Wisconsin
Bolger’s long-standing ties in the market will help drive Harris’ growth ambitions

MILWAUKEE, Oct. 1, 2007 – Harris is pleased to announce it has named long-time Wisconsin banking executive Tom Bolger as President, Harris Wisconsin, effective October 16, 2007.

Bolger spent more than 30 years with M&I Marshall & Ilsley bank in Milwaukee, including three years as President. Since 2005, he has served as President and Chief Executive Officer of Park National Bank in Illinois.

Harris and its parent company, BMO Financial Group (TSX, NYSE: BMO), announced in July that they are expanding the U.S. Personal and Commercial Banking business by entering into definitive agreements to acquire Ozaukee Bank and Merchants and Manufacturers Bancorporation, Inc. (MMBC) in Wisconsin. Combined, the two banks have approximately 40 full service locations – more than 20 in the Milwaukee area – and 13 limited service locations, as well as over US$2 billion in assets and US$1.7 billion in deposits. The acquisitions are expected to close by year end.

“Tom’s rich bonds in the Milwaukee market will be particularly valuable as we focus on capitalizing on the acquisitions of MMBC and Ozaukee by adding the full breadth of Harris’ personal, commercial and wealth services to their already strong, customer-focused organizations,” said Ellen Costello, Chief Executive Officer, Harris Bankcorp Inc. “We view these two acquisitions as a platform for growth in Wisconsin and Tom will help us continue to expand our network and deliver exceptional service to our customers.”

“I am pleased to be joining an organization with reputation for customer service and community commitment that Harris has forged over its 125 years,” Bolger said. “I’m also impressed by the determination Harris has to being a leading player in the Wisconsin banking market.”

About Harris
Harris is an integrated financial service organization providing more than 1 million personal, business and corporate clients with banking, lending, investing and wealth management solutions. Harris N.A. has more than 230 locations and over 580 Harris-branded ATMs in Illinois and Indiana. Additionally, Harris has affiliated wealth management offices in Arizona, California, Florida, Georgia, Virginia and Washington. The organization is a member of the BMO Financial Group (NYSE, TSX: BMO), which also provides corporate and investment banking services in the U.S. under the BMO Capital Markets name. For more information, please visit www.bmocm.com or www.harrisbank.com.

CONTACTS:

Media Relations:
Amy Yuhn, Chicago, amy.yuhn@harrisbank.com, (312) 461-2478

Harris® is a trade name used by various financial service subsidiaries of Harris Financial Corp.  Banking products and services are provided by Harris N.A., The Harris Bank, N.A. and their bank affiliates.  Members FDIC.

Brokerage products are offered through Harris Investor Services, Inc. (HIS), a registered broker/dealer, member NASD/SIPC, and SEC registered investment adviser.  Insurance and annuities are offered through Harris Bancorp Insurance Services, Inc. (HBIS). Securities are provided by BMO Capital Markets Corp. (BMOCM), a registered broker dealer and member NYSE, NASD and SIPC.  HIS, HBIS and BMOCM are affiliated companies and are wholly owned subsidiaries of Harris Financial Corp.  Products offered by HIS, HBIS and BMOCM are Not Insured by the FDIC or any Federal Government Agency, Not a Deposit of or Guaranteed by Any Bank or Bank Affiliate, May Lose Value.  The purchase of insurance or an annuity is not a condition to any bank loan or service.  Financial planning and investment advisory services are provided by Sullivan, Bruyette, Speros & Blayney, Inc., an SEC registered investment adviser.  Family Office Services are provided by Harris myCFO, Inc.  Investment advisory services are offered by Harris myCFO Investment Advisory Services LLC, an SEC registered investment adviser and wholly-owned subsidiary of Harris myCFO, Inc.  Not all products and services are offered in every state and/or location.

ADDITIONAL INFORMATION AND WHERE TO FIND IT – OZAUKEE BANK TRANSACTION

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER OR SALE OF SECURITIES.  BANK OF MONTREAL WILL FILE A PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS CONCERNING THE OZAUKEE BANK TRANSACTION REFERENCED HEREIN WITH THE SECURITIES AND EXCHANGE COMMISSION.  INVESTORS AND OZAUKEE BANK SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING SUCH TRANSACTION, WHEN IT IS FILED BY BANK OF MONTREAL AND BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  INVESTORS AND OZAUKEE BANK SECURITY HOLDERS WILL BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED BY BANK OF MONTREAL WHEN THEY BECOME AVAILABLE WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE COMMISSION’S WEBSITE WWW.SEC.GOV.  THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS MAY ALSO BE OBTAINED WITHOUT CHARGE FROM BANK OF MONTREAL AND OZAUKEE BANK BY DIRECTING YOUR REQUEST TO BANK OF MONTREAL AT CORPORATE SECRETARY’S DEPARTMENT, 21st FLOOR, 1 FIRST CANADIAN PLACE, TORONTO, ONTARIO, M5X1A1 OR TERRI HAAS, VICE PRESIDENT, OZAUKEE BANK, (262) 375-5203.

ADDITIONAL INFORMATION AND WHERE TO FIND IT - MERCHANTS AND MANUFACTURERS TRANSACTION

IN CONNECTION WITH THE PROPOSED ACQUISITION OF MERCHANTS AND MANUFACTURERS, MERCHANTS AND MANUFACTURERS WILL PREPARE A PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC).  WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO THE SHAREHOLDERS OF MERCHANTS AND MANUFACTURERS.  BEFORE MAKING ANY VOTING DECISION, MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE ACQUISITION CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.  MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS WILL BE ABLE TO OBTAIN, WITHOUT CHARGE, A COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC FROM THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.  MERCHANTS AND MANUFACTURERS’ SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN, WITHOUT CHARGE, A COPY OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS (WHEN AVAILABLE) BY DIRECTING A REQUEST

BY MAIL OR TELEPHONE TO JOHN KRAWCZYK, ESQ., EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL, MERCHANTS AND MANUFACTURERS BANCORPORATION, INC., 5445 WESTRIDGE DRIVE, NEW BERLIN, WI  53151, OR TELEPHONE:  (262) 827-6700, OR FROM MERCHANTS AND MANUFACTURERS WEBSITE, HTTP://WWW.MMBANCORP.COM.

Participants in the Solicitation

Merchants and Manufacturers and its directors and officers may be deemed to be participants in the solicitation of proxies from Merchants and Manufacturers’ shareholders with respect to the acquisition.  Shareholders may obtain additional information regarding the interests of Merchants and Manufacturers and its directors and executive officers in the acquisition, which may be different than those of Merchants and Manufacturers’ shareholders generally, by reading the proxy statement and other relevant documents regarding the acquisition, when filed with the SEC.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation.  These forward-looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and businesses of Bank of Montreal, Ozaukee Bank and MMBC.

However, by their nature these forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved.  Bank of Montreal cautions readers of this news release not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

These risks, uncertainties and other factors include, but are not limited to, the satisfaction of acquisition closing conditions of each transaction; regulatory approval of the transactions and approval of the transactions by Ozaukee Bank and MMBC shareholders; the actual closing of the acquisition; the actual effects of the acquisition on the combined companies and their customers; the combined companies’ ability to successfully integrate and achieve desired operating synergies and results; and others discussed in filings with the Securities and Exchange Commission.